TECHNE CORPORATION AND SUBISIDARIES
                          (in thousands of $'s, except per share data)

                                 Fiscal 2003                          Increase(Decrease) From FY 2002
                         ---------------------------------------------   ---------------------------------------
                         First   Second  Third   Fourth  Total    % Of   First   Second  Third   Fourth
                         Qtr     Qtr     Qtr     Qtr     FY03     Sales  Qtr     Qtr     Qtr     Qtr     Total
                         ------  ------  ------  ------  -------  -----  -----   -----   -----   ------  -------
Sales                    34,548  33,300  37,737  39,426  145,011  100%   4,705   2,163   3,451    3,790   14,109
Cost of sales             8,690   8,371   8,756   9,579   35,396   24%   1,142     342     364    1,039    2,887
                         ------  ------  ------  ------  -------  -----  -----   -----   -----   ------   ------
Gross margin             25,858  24,929  28,981  29,847  109,615   76%   3,563   1,821   3,087    2,751   11,222

Gross margin percentage  74.85%  74.86%  76.80%  75.70%   75.59%

SG&A expense              4,951   4,901   4,706   4,819   19,377   13%     262     145     237   (1,067)    (423)
R&D expense               4,833   4,979   5,285   5,484   20,581   14%     843     670     843      755    3,111
Amortization expense        484     485     485     485    1,939    1%  (1,652) (1,652) (1,653)  (1,653)  (6,610)
Litigation settlement        --      --      --      --       --   --       --      --      --  (17,500) (17,500)
Interest expense            323     297     178     176      974    1%     (16)    (38)   (145)    (147)    (346)
Interest income            (790)   (704)   (732)   (707)  (2,933)  (2%)    172     209     154      268      803
Other non-operating
 expense, net               150     (17)    (58)     47      122    --     303     (95)   (117)     276      367
                         ------  ------  ------  ------  -------  -----  -----   -----   -----   ------   ------
                          9,951   9,941   9,864  10,304   40,060   28%     (88)   (761)   (681) (19,068) (20,598)
                         ------  ------  ------  ------  -------  -----  -----   -----   -----   ------   ------
Earnings before
 income taxes            15,907  14,988  19,117  19,543   69,555   48%   3,651   2,582   3,768   21,819   31,820
Income taxes              5,462   5,107   6,724   6,866   24,159   17%   1,631   1,135   1,948    8,839   13,553
                         ------  ------  ------  ------  -------  -----  -----   -----   -----   ------   ------
                         10,445   9,881  12,393  12,677   45,396   31%   2,020   1,447   1,820   12,980   18,267
                         ======  ======  ======  ======  =======  =====  =====   =====   =====   ======   ======
Diluted earnings per
 share                     0.25    0.23    0.30    0.31     1.08
Weighted average
 diluted shares
 outstanding             42,286  42,316  41,991  41,496   42,032



                                       HEMATOLOGY DIVISION
                                      (in thousands of $'s)

                                     Fiscal 2003                          Increase(Decrease) From FY 2002
                         -------------------------------------------  -------------------------------------
                         First  Second  Third  Fourth  Total   % Of   First   Second  Third   Fourth
                         Qtr    Qtr     Qtr    Qtr     FY03    Sales  Qtr     Qtr     Qtr     Qtr     Total
                         -----  ------  -----  -----   ------  -----  -----   ------  -----   ------  ------
Sales                    3,774   3,987  3,996  4,909   16,666   100%    124      163    365      443   1,095
Cost of sales            2,137   2,113  2,180  2,374    8,804    53%     53      (12)    55      148     244
                         -----  ------  -----  -----   ------  -----  -----   ------  -----   ------  ------
Gross margin             1,637  1,874   1,816  2,535    7,862    47%     71      175    310      295     851

Gross margin percentage  43.38% 47.00%  45.45% 51.64%   47.17%

SG&A expense               400    366     365    376    1,507     9%     46        5     19     (189)   (119)
R&D expense                173    193     199    205      770     5%    (11)       2      1       44      36
Interest income           (101)   (83)    (87)   (82)    (353)   (2%)    12       25     19       35      91
                         -----  ------  -----  -----   ------  -----  -----   ------  -----   ------  ------
                           472     476    477    499    1,924    12%     47       32     39     (110)      8
                         -----  ------  -----  -----   ------  -----  -----   ------  -----   ------  ------
Pretax result            1,165   1,398  1,339  2,036    5,938    36%     24      143    271      405     843
                         =====  ======  =====  =====   ======  =====  =====   ======  =====   ======  ======

                                    BIOTECHNOLOGY DIVISION
                                     (in thousands of $'s)

                                      Fiscal 2003                          Increase(Decrease) From FY 2002
                        ----------------------------------------------   -------------------------------------
                        First   Second  Third   Fourth  Total    % Of   First  Second   Third   Fourth
                        Qtr     Qtr     Qtr     Qtr     FY03     Sales  Qtr    Qtr      Qtr     Qtr     Total
                        ------  ------  ------  ------  -------  -----  -----  ------   -----   ------  ------
Sales                   26,638  24,955  28,516  28,986  109,095  100%   3,455   1,107   1,228    1,924   7,714
Intersegment sales      (4,150) (4,501) (4,874) (4,605) (18,130)         (332)   (372)   (288)    (411) (1,403)
                        ------  ------  ------  ------  -------         -----  ------   -----   ------  ------
                        22,488  20,454  23,642  24,381   90,965         3,123     735     940    1,513   6,311

Cost of sales            5,726   5,460   5,692   6,066   22,944   21%     917     207      96      674   1,894
Intersegment sales      (4,150) (4,483) (4,868) (4,607) (18,108)         (450)   (249)   (441)    (280) (1,420)
                        ------  ------  ------  ------  -------         -----  ------   -----   ------  ------
                         1,576     977     824   1,459    4,836           467     (42)   (345)     394     474

Gross margin            20,912  19,477  22,818  22,922   86,129   79%   2,656     777   1,285    1,119   5,837

Gross margin percentage  78.50%  78.12%  80.04%  79.07%   78.97%

SG&A expense             2,712   2,841   2,646   2,626   10,825   10%      91      56      (9)    (960)   (822)
R&D expense              3,963   4,127   4,163   4,370   16,623   15%     287     392     448      617   1,744
Amortization expense       484     485     485     485    1,939    2%  (1,652) (1,652) (1,653)  (1,653) (6,610)
Interest income           (492)   (407)   (425)   (402)  (1,726)  (2%)    148     208     178      261     795
                        ------  ------  ------  ------  -------  -----  -----  ------   -----   ------  ------
                         6,667   7,046   6,869   7,079   27,661   25%  (1,126)   (996) (1,036)  (1,735) (4,893)
                        ------  ------  ------  ------  -------  -----  -----  ------   -----   ------  ------
Pretax result           14,245  12,431  15,949  15,843   58,468   54%   3,782   1,773   2,321    2,854  10,730
                        ======  ======  ======  ======  =======  =====  =====  ======   =====   ======  ======

                                       R&D SYSTEMS EUROPE
                                  (in thousands of Br. pounds)

                                     Fiscal 2003                          Increase(Decrease) From FY 2002
                        ----------------------------------------------   ------------------------------------
                        First   Second  Third   Fourth  Total    % Of   First  Second   Third   Fourth
                        Qtr     Qtr     Qtr     Qtr     FY03     Sales  Qtr    Qtr      Qtr     Qtr     Total
                        ------  ------  ------  ------  -------  -----  -----  ------   -----   ------  -----
Sales                    5,317   5,633   6,324   6,228   23,502   100%    596     366     702      630  2,294
Intersegment sales          (9)     (6)     (8)     (2)     (25)            4       1       4        5     14
                        ------  ------  ------  ------  -------         -----  ------   -----   ------  -----
                         5,308   5,627   6,316   6,226   23,477           600     367     706      635  2,308

Cost of sales            3,197   3,360   3,605   3,527   13,689    58%    180     (30)     (4)     (13)   133
                        ------  ------  ------  ------  -------  -----  -----  ------   -----   ------  -----
Gross margin             2,120   2,273   2,719   2,701    9,813    42%    416     396     706      643  2,161

Gross margin percentage  39.87%  40.35%  42.99%  43.37%   41.75%

SG&A expense             1,033     992     965   1,002    3,992    17%    111      38      52       25    226
Interest income           (104)   (115)   (115)   (115)    (449)   (2%)    (6)    (22)    (28)     (20)   (76)
Exchange loss/(gain)        31     (79)   (125)    (51)    (224)   (1%)   137    (133)   (134)     148     18
                        ------  ------  ------  ------  -------  -----  -----  ------   -----   ------  -----
                           960     798     725     836    3,319    14%    242    (117)   (110)     153    168
                        ------  ------  ------  ------  -------  -----  -----  ------   -----   ------  -----
Pretax result            1,160   1,475   1,994   1,865    6,494    28%    174     513     816      490  1,993
                        ======  ======  ======  ======  =======  =====  =====  ======   =====   ======  =====



                                      R&D SYSTEMS EUROPE
                                     (in thousands of $'s)

                                      Fiscal 2003                          Increase(Decrease) From FY 2002
                        ----------------------------------------------   ------------------------------------
                        First   Second  Third   Fourth  Total    % Of   First  Second   Third   Fourth
                        Qtr     Qtr     Qtr     Qtr     FY03     Sales  Qtr    Qtr      Qtr     Qtr     Total
                        ------  ------  ------  ------  -------  -----  -----  ------   -----   ------  -----
Sales                    8,301   8,870  10,112  10,138   37,421   100%  1,454   1,264   2,141    1,829  6,688
Intersegment sales         (14)    (10)    (13)     (3)     (40)            6       0       4        6     16
                        ------  ------  ------  ------  -------  -----  -----  ------   -----   ------  -----
                         8,287   8,860  10,099  10,135   37,381         1,460   1,264   2,145    1,835  6,704

Cost of sales            4,992   5,291   5,765   5,748   21,796    58%    617     396     649      491  2,153
                        ------  ------  ------  ------  -------  -----  -----  ------   -----   ------  -----
Gross margin             3,309   3,579   4,347   4,390   15,625    42%    837     868   1,492    1,338  4,535

Gross margin percentage  39.87%  40.35%  42.99%  43.37%   41.75%

SG&A expense             1,612   1,563   1,544   1,636    6,355    17%    273     185     250      189    897
Interest income           (163)   (181)   (184)   (186)    (714)   (2%)   (20)    (47)    (61)     (47)  (175)
Exchange loss/(gain)        49    (127)   (200)    (77)    (355)   (1%)   202    (206)   (213)     212     (5)
                        ------  ------  ------  ------  -------  -----  -----  ------   -----   ------  -----
                         1,498   1,255   1,160   1,373    5,286    14%    455     (68)    (24)     354    717
                        ------  ------  ------  ------  -------  -----  -----  ------   -----   ------  -----
Pretax result            1,811   2,324   3,187   3,017   10,339    28%    382     936   1,516      984  3,818
                        ======  ======  ======  ======  =======  =====  =====  ======   =====   ======  =====




                                   CORPORATE AND OTHER (1)
                                    (in thousands of $'s)

                               Fiscal 2003                    Increase(Decrease) From FY 2002
                 ---------------------------------------    ----------------------------------------
                 First   Second  Third   Fourth  Total      First   Second  Third    Fourth
                 Qtr     Qtr     Qtr     Qtr     FY03       Qtr     Qtr     Qtr      Qtr     Total
                 ------  ------  ------  ------  -------    -----   -----   -----    ------  -------
Interest income      35      33      36      36      140      (32)    (23)    (19)      (19)     (93)
Rental income        --       6      19      47       72       --       6      19        47       72
                 ------  ------  ------  ------  -------    -----   -----   -----    ------  -------
                     35      39      55      83      212      (32)    (17)     --        28      (21)

SG&A expense        227     130     151     182      690     (148)   (101)    (24)     (107)    (380)
R&D-CCX losses      519     496     792     773    2,580      436     219     404       171    1,230
R&D-DGI losses      178     163     131     136      608      133      58     (10)      (78)     103
Litigation
 settlement          --      --      --      --       --       --      --      --   (17,500) (17,500)
Interest expense    323     297     178     176      974      (16)    (38)   (145)     (147)    (346)
Building expense    101     117     160     172      550      102     117     115       110      444
                 ------  ------  ------  ------  -------    -----   -----   -----    ------  -------
                  1,348   1,203   1,412   1,439    5,402      507     255     340   (17,551) (16,449)
                 ------  ------  ------  ------  -------    -----   -----   -----    ------  -------
Pretax result    (1,313) (1,164) (1,357) (1,356)  (5,190)    (539)   (272)   (340)   17,579   16,428
                 ======  ======  ======  ======  =======    =====   =====   =====    ======  =======


(1) Unallocated corporate expenses and Techne's share of losses by ChemoCentryx, Inc. (CCX) and Discovery Genomics, Inc. (DGI)